Exhibit 99.1

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Forward-Looking Statements 2 Statements included in this press release which are not historical in nature are intended to be, and are hereby identified as, forward looking statements for purposes of the safe harbor provided by Section 21E of the Securities Exchange Act of 1934. SCBT Financial Corporation (‘SCBT”) and The Savannah Bancorp, Inc. (SAVB”) caution readers that forward looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from forecasted results. Such risks and uncertainties, include, among others, the following possibilities: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive merger agreement between SCBT and SAVB; (2) the outcome of any legal proceedings that may be instituted against SCBT or SAVB; (3) the inability to complete the transactions contemplated by the definitive merger agreement due to the failure to satisfy each transaction’s respective conditions to completion, including the receipt of regulatory approval; (4) credit risk associated with an obligor's failure to meet the terms of any contract with the bank or otherwise fail to perform as agreed; (5) interest risk involving the effect of a change in interest rates on both the bank's earnings and the market value of the portfolio equity; (6) liquidity risk affecting the bank's ability to meet its obligations when they come due; (7) price risk focusing on changes in market factors that may affect the value of traded instruments in "mark-to-market" portfolios; (8) transaction risk arising from problems with service or product delivery; (9) compliance risk involving risk to earnings or capital resulting from violations of or nonconformance with laws, rules, regulations, prescribed practices, or ethical standards; (10) strategic risk resulting from adverse business decisions or improper implementation of business decisions; (11) reputation risk that adversely affects earnings or capital arising from negative public opinion; (12) terrorist activities risk that results in loss of consumer confidence and economic disruptions; (13) economic downturn risk resulting in deterioration in the credit markets; (14) greater than expected noninterest expenses; (15) excessive loan losses; (16) potential deposit attrition, higher than expected costs, customer loss and business disruption associated with the integration of Peoples Bancorporation and The Savannah Bancorp, Inc., including, without limitation, potential difficulties in maintaining relationships with key personnel and other integration related-matters; (17) the risks of fluctuations in market prices for SCBT stock that may or may not reflect economic condition or performance of SCBT; (18) the payment of dividends on SCBT is subject to regulatory supervision as well as the discretion of the SCBT board of directors; and (19) other factors, which could cause actual results to differ materially from future results expressed or implied by such forward looking statements.

Atlanta Athens Charleston Spartanburg Greenville Charlotte Savannah GEORGIA North Carolina 3 branches South Carolina 53 branches Georgia 20 branches SCBT Financial Corporation: Largest Publicly Traded Holding Company Headquartered in SC Serving the banking needs of customers within the Carolinas for 79 years and Georgia for 112 years Columbia Gainesville 3 SCBT branch SAVB branch Data as of 6/30/2012 NASDAQ Traded Headquarters Columbia, SC Founded 1933 Market Cap $ 531.8 million Branches 76 FTE’s 1,138 Asset Size $ 4.4 billion Deposits $ 3.7 billion Loans $ 3.0 billion Customers 315,000

How We Operate the Company 4

Market Performance 5 See endnotes (1) Price Performance since 12/31/07 43.2% 28.8% (25.4%) (69.9%) (78.4%)

Profitability 6 In Millions See endnotes (2)

Highlights of SCBT Consistent Organic Growth Large and Low Cost Deposit Base Fee Income Growth and Diversity 7 Fortress Balance Sheet Organic Revenue And Profit Growth Strategic Expansion Building Tangible Book Value per Share Quality Loan and Deposit Relationships Simple Business Model and Balance Sheet Well Defined M&A Strategy Significant number of opportunities 2Q 2012 Earnings Net Income = $8 Million Net Operating Earnings = $9.4 Million Pre-Tax, Pre-Credit = $20.9 Million Improved Credit Metrics

Southeast Banking Landscape Distribution of Banks Distribution of Assets ($bn) Southeast Bank Universe (1) 1,559 Banks across the Southeast 115 84 134 145 218 196 70 84 99 62 176 176 8 See endnotes (24)

SCBT States of Operation – GA, NC, and SC Distribution of Banks Distribution of Assets ($bn) SCBT States of Operation – GA, NC, SC (1) 372 Banks across GA, NC, and SC 218 70 84 9 See endnotes (25)

Goals and Priorities Evaluate M&A opportunities Take advantage of market turbulence Selective organic growth Focus on market share in South Carolina, North Carolina, and Georgia Historical Return Levels Continue credit improvement Continue Efficiency Improvements 10 External Internal Earnings

Experienced Executive Management Team 11 Executive Position Years in Banking Years with SCBT Robert R. Hill, Jr. CEO 24 17 John C. Pollok Sr. EVP, CFO/COO 26 16 Joe E. Burns Sr. EVP, CRO 35 12 John F. Windley President, CBO 36 10 Renee R. Brooks EVP, CAO 20 16

Demographic Highlights in Key Markets 12

Median Household Income



SCBT
SAVB
$84,000-$116,778
$70,001-$84,000
$41,000- $70,000 (Median $43,745)
$27,001-$41,000
$8,889-$27,000

13

See endnotes (20)

SCBT FINANCIAL CORPORATION®

14 Charlotte 1 Bank of America 79.6% 2 Wells Fargo 11.4% 3 BB&T Corp 2.1% 4 Fifth Third Bank 0.9% 5 Sun Trust Banks Inc. 0.8% 10 SCBT Financial Corp 0.3 % Total $ 160.7 Billion 100.0 % Columbia 1 Bank of America 79.6% 2 Wells Fargo 11.4% 3 BB&T Corp 2.1% 4 Fifth Third Bank 0.9% 5 Sun Trust Banks Inc. 0.8% 10 SCBT Financial Corp 0.3 % Total $ 160.7 Billion 100.0 % Greenville 1 Wells Fargo 22.1% 2 Bank of America 12.5% 3 BB&T Corp 10.7% 4 SunTrust Banks Inc. 7.7% 5 Toronto-Dominion 6.6% 8 SCBT Financial Corp 3.7 % Total $ 19.5 Billion 100.0% Charleston 1 Wells Fargo 22.5% 2 First Financial Hldgs 15.7% 3 Bank of America 12.3% 4 Synovus Financial 7.2% 5 First Citizens Bancorp 6.9% 11 SCBT Financial Corp 2.5 % Total $9.4 Billion 100.0 % Deposit Market Share by MSA Athens- Gainesville 1 Wells Fargo 13.0% 2 Synovus Financial 11.8% 3 SunTrust Banks Inc. 10.8% 4 BB&T Corp 9.0% 5 Regions Financial Corp 7.5% 12 SCBT Financial Corp 2.2 % Total $5.5 Billion 100.0 % Savannah 1 SunTrust Banks Inc. 19.1% 2 Wells Fargo 16.8% 3 SCBT Financial Corp. 15.4% 4 Bank of America Corp. 11.8% 5 FCB Financial Corp. 8.1% * SCBT Rank Includes SAVB Total $5.5 Billion 100.0%

SCBT: Positioned for the Future 15 Atlanta Athens Greenville Spartanburg Charlotte Columbia Charleston Savannah Gainesville Solid Population Growth NC & SC top 5 in US for projected population growth (2011-2016) Georgia ranked #14 in US for projected population (2011-2016) Strong Production Georgia # 1 in the US for broiler, peanut, and pecan production South Carolina exports have grown 21% since 2011 SC Top Tire Exporter in the US Excellent Infrastructure Savannah and Charleston Ports Charlotte and Atlanta International Airport Hilton Head Island Raleigh Asheville SCBT branch SAVB branch Charlotte Columbia Greenville Charleston Athens-Gainesville Savannah

Savannah’s Economic Drivers Nations 4th busiest and fastest growing port Port supports 55,000 jobs in surrounding counties Port provides 350,000 jobs statewide Georgia Ports Authority is working toward approval for deepening the Savannah River by 6 feet Major military bases- Fort Stewart and Hunter Army Airfield Savannah Port Manufacturing/Distribution facilities Gulf Stream Aerospace Project- $500 million expansion 1,000 new jobs to the area Savannah’s Port Economic Drivers 16

Major Economic Announcements Top Employer Military- 22,000 employees Boeing’s 787 Dreamliner Project- 4,000 jobs Charleston’s port - deepest channels in the south east with more than 260,000 jobs linked to port BMW expansion-300 new jobs Michelin - 270 new jobs Amy’s Kitchen new production facility- 700 new jobs 17 Charleston MSA Greenville-Spartanburg MSA

Major Economic Announcements 18 Columbia MSA Charlotte MSA AQT Solar Inc. -1,000 more jobs Michelin - 270 new jobs WNS- a leading provider of global (BPO) services will establish its first North American facility 5,000 new jobs in the past 6 months Duke Energy merger with Progress Energy creates largest electrical utility in the US Ross Stores Inc. new distribution/warehousing facility - 600 new jobs

Savannah Bancorporation

Kiawah Island Pro Forma Highlights Strategic Market Expansion 20 Ticker: SCBT (NASDAQ) Headquarters: Columbia, SC Founded: 1933 Branches: 87 Assets: $5.3 billion Loans: $3.8 billion Deposits: $4.5 billion Charleston Kiawah Island Hilton Head Island Savannah SCBT branch SAVB branch

Savannah Bancorp, Inc. 21 Deposit Market Share of Combined Counties Served (1) The Savannah Bancorp, Inc. Source: SNL Financial Deposit market share data as of 6/30/11; financial data as of 6/30/12 (1) Combined counties served include Beaufort and Jasper, SC and Chatham and Bryan, GA Headquarters Savannah, GA Bank Subsidiaries Savannah Bank Bryan Bank & Trust Investment Advisor Subsidiary Minis & Co., Inc. Founded 1990 Ticker SAVB (NASDAQ) Branches 11 Total Assets $ 952 million Total Loans 725 Total Deposits 818 Loans / Deposits 88.6 % TCE / TA 8.46 NPAs+90 Days PD / Loans + OREO 6.19 Net Interest Margin 3.90 Efficiency Ratio 68.67 Deposits Market Rank Institution ($mm) Share Branches 1 Wells Fargo & Co. $1,362 17.22% 22 2 SunTrust Banks Inc. 1,206 15.25 19 Pro Forma 1,171 14.80 17 3 Savannah Bancorp Inc. 859 10.86 11 4 Bank of America Corp. 823 10.40 16 5 BB&T Corp. 448 5.67 10 6 FCB Financial Corp. 390 4.93 5 7 CoastalSouth Bancshares Inc. 313 3.95 4 8 SCBT Financial Corp. 312 3.94 6 9 Coastal Bankshares Inc. 271 3.43 5 10 Synovus Financial Corp. 267 3.37 6 11 Ameris Bancorp 193 2.44 6 12 Regions Financial Corp. 189 2.38 8 13 Toronto-Dominion Bank 159 2.00 5 14 Palmetto State Bankshares Inc. 154 1.95 3 15 First Financial Holdings Inc. 117 1.48 5

Transaction Rationale Entrance into desirable Savannah market with strong demographics Increases existing market share in both Georgia and South Carolina Total market share in combined counties served # 3 - SCBT formerly # 8 22 Strategic Expansion Financially Attractive Low Risk Profile Accretive to tangible book value within 3 years Immediate double-digit EPS accretion (1) Partnership meets highly selective M&A criteria Thorough due diligence review and conservative credit mark of 11.5% Cohesive culture with familiar customer base Significant revenue synergies identified, but not assumed SOUNDNESS PROFITABILITY GROWTH (1) Exclusive of one-time merger related deal charges

Transaction Terms 23 Buyer: SCBT Financial Corporation (NASDAQ: SCBT) Seller: The Savannah Bancorp, Inc. (NASDAQ: SAVB) Transaction Value: (1) $67.1 million Fixed Exchange Ratio: 0.2503 shares of SCBT common stock for each share of SAVB common stock Price per Share: $9.31 Consideration: 100% Stock Price / Tangible Book Multiple: (2) 84% Market Premium: (3) 68% Capital Raise: No additional capital required to complete the transaction Required Approvals: Customary regulatory approval and by both SCBT & SAVB shareholders Expected Closing: 4th Quarter 2012 (1) Based on SCBT's stock price of $37.21 as of 8/7/12 and a fixed exchange ratio of 0.2503x (2) Based upon SAVB's tangible book value per share of $11.08 as of 3/31/12 (3) Based on SAVB's stock price of $5.55 as of 8/7/12

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Credit Quality 25 See endnotes (7) SCBT and Peer data as of June 30,2012

Capital 26 See endnotes (7) Total $91 million $27M October 2008 $29M May 2009 $35M February 2011 Capital Raises SCBT and Peer data as of June 30,2012

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Consistent Long-Term Earnings Power In Millions Pre-tax, Pre-Credit Earnings $121.2 $74.8 $37.0 Represents after-tax gain from FDIC Acquisitions See endnotes (8)

Net Interest Margin 29

Operating Efficiency 30 See endnotes (9)

Dividends 31 See endnotes (10)

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33 Loan Portfolio – 2Q 2012 * In millions 9.19% 9.34% 22.27% 25.10% 7.50% 4.35% 2.87% 0.96% 11.11% 7.31% Construction / Land Development $279.5 Commercial Non Owner Occupied $284.1 Consumer Owner Occupied $677.4 Commercial Owner Occupied $763.3 Commercial & Industrial $228.0 Other Income Producing Property $132.2 Consumer Non Real Estate $87.3 Other $29.4 Total Non Acquired $2,481.3 Acquired Covered $332.9 Acquired Non- Covered $227.2 TOTAL LOANS $3,041.4

Organic Loan Growth / Decline 34 In Millions

Growth – Core & Total Deposits 35 In Millions Growth – Core Deposits* 25.0% 5 YR CAGR (2007 – 2011) Growth – Total Deposits 21.6% 5 YR CAGR (2007 – 2011) Acquired Deposits $3,254 $2,511 $3,357 See endnotes (11) $3,661

SUPPLEMENTAL INFORMATION

Index – Supplemental Information Largest Relationships 38 Vintage/New Loan Mix 39 Construction / Land Development Loans 41 ALLL Trend 42 Credit Trends 43 Non Performing Loans 45 NPA’s & Classifieds by Region/Type 46 Loss Share Performance 47 Business Mix By Market 48 Deposits 49 Investment portfolio 50 Fee income by type 51 CD Re-pricing 52 Market Demographics 53 Analyst Recommendations 58 37

Largest Credit Relationships (Non-Acquired) 38 Number of Loan Relationships 25 50 100 200 Total Relationship Commitment $ % Top 25 255.7 $ 8.59% Top 50 389.3 $ 13.08% Top 100 572.4 $ 19.24% Top 200 825.0 $ 27.73% Total Commitments 2,975.4 $ 100.00% Total Relationshp Balance $ % Top 25 170.9 $ 6.89% Top 50 284.5 $ 11.47% Top 100 437.4 $ 17.63% Top 200 657.2 $ 26.49% Total Loans Outstanding 2,481.3 $ 100.00%

Vintage / New Loan Mix – 2 Q 2012 39 See endnotes (12,22)

Construction / Land Development Loan Mix – 2 Q 2012 40 See endnotes (12,23)

41 Construction / Land Development Loans (Non-Acquired) * In millions $0 $50 $100 $150 $200 $250 Consumer Construction Land/Lots Construction Loans to Builders Commercial Construction Residential Lot Loans to Individuals $50.3 $204.0 $63.2 $83.0 $120.9 $54.0 $123.2 $9.7 $17.4 $75.2 4Q07 2Q12

ALLL Trend Data (Non-AcquiredLoans) 42 2.00% 1.91 % See endnotes (13)

43 See endnotes (14) Credit Trends (in millions) Jun-11 Sep-11 Dec-11 Mar-12 Jun-12 Total nonperforming assets 93.7 $ 96.1 $ 94.9 $ 91.4 $ 83.1 $ Texas Ratio (14) 27.25% 27.13% 26.88% 25.41% 21.23% Criticized Loans (14) 172.4 $ 194.3 $ 170.3 $ 162.0 $ 151.0 $ Classified Assets (14) 188.8 180.3 184.4 177.5 160.6 Classified Assets / Bank Tier 1 Capital + ALLL 48.58% 45.27% 45.82% 43.72% 36.76%

Strong Coverage Ratios Driven by Low NPAs 30-89 Delinquencies/Loans NPAs/(Loans + OREO) NCOs/Avg. Loans Reserves/Loans (ex HFS) 44 See endnotes (15)

Non-Performing Loans 45 As of June 30, 2012 See endnotes (16) SCBT and Peer data as of June 30,2012 Construction / Land Dev 36% Commercial Non Owner Occ 11% Consumer Owner Occ 16% Commercial Owner Occ 27% Commercial & Industrial 2% Other Income Producing Property 8% Consumer Non Real Estate 0% Other 0%

Regions (NonAcquired) 46 NPA’s Classified Loans & OREO See endnotes (17) 2Q11 3Q11 4Q11 1Q12 2Q12 Inland 24,102 $ 27,936 $ 29,522 $ 29,539 $ 28,685 $ Coastal 55,218 52,117 49,279 44,759 39,788 Charlotte MSA 11,250 13,240 13,821 14,835 12,690 CBT 3,160 2,773 2,327 2,258 1,962 Total 93,730 $ 96,066 $ 94,949 $ 91,391 $ 83,125 $ 2Q11 3Q11 4Q11 1Q12 2Q12 Inland 61,731 $ 61,227 $ 68,008 $ 62,669 $ 65,044 $ Coastal 96,249 90,319 86,541 81,776 69,611 Charlotte MSA 27,607 25,807 25,561 28,964 23,862 CBT 3,218 2,926 4,319 4,114 2,100 Total 188,805 $ 180,279 $ 184,429 $ 177,523 $ 160,617 $

Loss Share Performance 47 (1) Net losses to date includes recoveries and excludes reimbursable expense. Represents the estimated losses on OREO at period end. These losses have been recognized to record OREO at net realizable value. Losses are claimable from the FDIC upon sale or receipt of a valid appraisal. Remaining Projected in thousands Loss Original Estimated Total Losses Projected FDIC Share Estimated Net Losses Losses Before OREO Total Threshold Percentages Losses to Date (1) for Loans OREO Mark Mark (2) Losses or ILE Community Bank & Trust Starts 80/20 340,039 $ 253,895 $ 76,523 $ 330,418 $ 18,946 $ 349,364 $ 233,000 $ Acquired 1/29/2010 Ends 95/5 Habersham Bank Starts 80/20 124,363 $ 70,511 $ 25,409 $ 95,920 $ 6,857 $ 102,777 $ 94,000 $ Acquired 2/18/2011 Ends 80/20 BankMeridian Starts 80/20 70,190 $ 22,571 $ 41,086 $ 63,657 $ 6,533 $ 70,190 $ 70,827 $ Acquired 7/29/2011 Ends 80/20 Total 534,592 $ 346,977 $ 143,018 $ 489,995 $ 32,336 $ 522,331 $

48 Business Mix by Market – June 30, 2012 Loans** Deposits Inland SC 51% Coastal SC 24% Charlotte MSA 22% Georgia 3% Inland SC 44% Coastal SC 15% Charlotte MSA 15% Georgia 26% See endnotes (16)

Deposit Mix 49 March 31, 2008 June 30, 2012 Total Deposits $2.02 billion Total Deposits $3.7 billion

Investment Portfolio Mix 50 Investment Portfolio (AFS & HTM) As of 6/30/12 Tax Equivalent Yield 3.35% Weighted Average Life 4.52 years Modified Duration 4.02 Total Carrying Value* $ 494,676 See endnotes (18) State and Municipal - HTM 4% State and Municipal - AFS 28% U.S. Agency/GSE Debentures 13% Mortgage-Backed Securities 55%

Fee Income By Type 51 28% of Operating Income $ 944 million in Assets Under Management Focused on growing Wealth Management Bank Card Services Secondary Mortgage 2Q12 YTD: $28.8 Million See endnotes (19)

Continued CD Repricing Opportunities 52 Average CD Price in past 30 days ~ 18 BPS Upcoming Maturities (in millions) Amount Yield 3rd Quarter 2012 200.8 $ 0.59% 4th Quarter 2012 234.7 $ 0.46% 1st Quarter 2013 147.6 $ 0.57%

Market Demographics 53 See endnotes (20) Franchise South Carolina 1.16% 6.14% 42,413 $ 13.85% North Carolina 1.93% 9.11% 57,716 11.84% Georgia 0.78% 4.97% 41,418 15.49% National 1.15% 5.73% 43,126 $ 18.74% Population Growth Rate Household 2010-2011 2011-2016 Median Income 2011 Projected Change 2011-2016

South Carolina Deposit Market Share 54 106 FDIC Insured Institutions, $67.9 Billion Total Deposits Rank Institution (in Millions) Deposit Share 1 Wells Fargo & Co $12,010 17.7% 2 Bank of America 9,043 13.3% 3 BB&T 6,662 9.8% 4 First Citizens Bancorp 6,079 8.9% 5 TD Bank 3,313 4.9% 6 SCBT Financial Corp. 2,738 4.0% 7 Synovus Financial 2,718 4.0% 8 First FS&LA of Charleston 2,110 3.1% 9 SunTrust Bank 2,043 3.0% 10 Regions Bank 1,297 1.9% See endnotes (3)

Northeast Georgia Deposit Market Share 55 33 FDIC Insured Institutions, $7.0 Billion Total Deposits Rank Institution (in Millions) Deposit Share 1 United Community $909 13.0% 2 SCBT Financial Corp. 895 12.8% 3 Regions 809 11.6% 4 Wells Fargo Bank 465 6.7% 5 BB&T 370 5.3% 6 SunTrust Bank 360 5.2% 7 Bank of America 242 3.5% 8 Community & Southern 241 3.5% 9 Oconee State Bank 222 3.2% 10 Rabun County Bank 219 3.1% See endnotes (4)

Unemployment Data 56

S.C. Real Estate Markets 57 See endnotes (21) Beaufort 434 414 -4.6% 179 175 -2.2% 194 214 10.3% Charleston Trident 3,616 3,894 7.7% 175 183 4.6% 112 115 2.7% Coastal Carolinas 3,137 3,283 4.7% 138 136 -1.4% 178 178 0.0% Gr. Columbia 2,426 2,868 18.2% 139 139 0.0% 121 121 0.0% Gr. Greenville 2,569 2,804 9.1% 135 141 4.4% 118 111 -5.9% Hilton Head Area 1,116 1,287 15.3% 228 225 -1.3% 143 136 -4.9% Piedmont Reg. Assoc. 973 866 -11.0% 145 145 0.1% 177 161 -9.0% State Totals 18,684 18,980 1.6% 143 145 1.4% 143 143 0.0% May-11 YTD Average Days on the Market (DOM) % Change May-12 YTD Median Price of Residential Homes (in Thousands) May-11 YTD May-12 YTD % Change Number of Residential Homes, Condos & Villas Sold May-11 YTD May-12 YTD % Change

Analyst Recommendations

ANALYST	Second Quarter 2012 RECOMMENDATION
FIG Partners	OUTPERFORM
Keefe, Bruyette & Woods	OUTPERFORM
BB&T Capital Markets	HOLD
Raymond James	MARKET PERFORM
Sandler O'Neill + Partners	HOLD
SunTrust Robinson Humphrey	BUY
Sterne Agee & Leach Inc.	BUY
Wunderlich Securities	BUY

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SCBT FINANCIAL CORPORATION®

Investor Contacts Robert R. Hill, Jr. Chief Executive Officer John C. Pollok Senior Executive Vice President and Chief Financial Officer / Chief Operating Officer 59 520 Gervais Street Columbia, South Carolina 29201 800-277-2175 www.scbtonline.com

Endnotes

1. Source: SNL Financial . Pricing data as of 9/06/12. KRX is a composition of 50 regionally diversified mid and small-cap banking institutions in the U.S and is calculated using and equal-weighted method Carolina Peers include all major exchange traded banks and thrifts in North Carolina and South Carolina with assets between $500 million and $10.0 billion. (1)Total return includes distribution of dividends.
2. Per share data reflect a five percent stock dividend distributed on January 1, 2005 and on March 23, 2007. For 2008, the loss related to the disposal of Freddie Mac Preferred Stock is added back. For 2009, the dividend paid on the preferred stock is added back.
3. Source: FDIC Summary of Deposits as of 6/30/2011. SCBT includes BankMeridian and Peoples Bancorporation Deposits.
4. Note: NE Georgia Deposit Market Share includes the following counties: Barrow, Habersham, Hall, Jackson, Oconee, Rabun, Stephens, Towns, Warren, White.
5. Based upon SCBT's stock price of $31.06 as of 4/23/2012. Based on PBCE's reported tangible book value per share of $6.56 as of 12/31/2011. Par value of $13,293,000 = accrued and unpaid dividend of $132,000 Announced terms: stock consideration of $28.4 million; increase is due to change in SCBT's stock price to $31.06, from the base of 30 day average stock price of $28.30 as of 12/6/2011
6. Based on 100% stock consideration at 0.1413 exchange ratio. ** Based on SCBT 30 day average stock price as of 12/20/11 of $28.30 and actual closing share price of $31.06 prior to closing on 4/24/2012.
7. Source: SNL Financial and Company filings. Data as of 6/30/12. KRX is a composition of 50 regionally diversified mid- & small-cap banking institutions in the U.S. The index is calculated using an equal-weighted method and components comply with the GICS and ICS classification standards. Carolina's includes all publicly traded banks and thrifts in North and South Carolina with assets between $500 million and $10.0 billion. NPAs, non-acquired / Total Assets
8. Excludes Merger & OREO / Loan-related expenses
9. Efficiency Ratio excludes credit , merger expenses, and acquisition gains
10. Dividend paid for 145 consecutive quarters since 1976, Prior to 1976, dividends were paid semi-annually, 2nd Quarter 2012 includes dividends declared on 7/27/12, record date of 8/17/12, payable on 8/24/12.
11. Core deposits increased $329 million since Dec-11; Legacy SCBT $103 million / Acquired $227 million. 2012 YTD # Transaction account growth for Legacy SCBT 4.80 % annualized. Total YTD $ Balance growth for core SCBT 11.5 % annualized . *Core Deposits exclude all certificates of deposits.
12. New=Origination date of 1/1/08 or later, non-acquired loans
13. Note: Net charge-offs excludes the impact of loan participations and a BHC loan.
14. Texas ratio – Delinquent loans + nonperforming assets / Tangible Common Equity + ALLL. Criticized Loans – Special Mention. Classified Assets (Classified loans & OREO). Excludes assets related to covered loss share.
15. Source: SNL Financial, FDIC and FFEIC, KBW. Peer Data as of 3/31/12. Asset quality ratios exclude loans covered by the FDIC and loans held for sale.
16. Excludes acquired loans. Inland SC includes Florence.
17. CBT (Non-Acquired) & Jun11 branch impairment
18. Fair value for AFS securities; amortized/accreted cost for HTM securities. Does not include FRB stock, FHLB stock, BHC stocks, or investment in unconsolidated subsidiaries.
19. Fees generated from services provided by SCBT.
20. Source: SNL Financial, Inc.
21. Source: Rates from S.C. Realtors MLS Stats.
22. Outstanding contractual balances.
23. Includes unfunded commitments.
24. Source: KBW; SNL Financial Data as of 6/30/12. Includes all top-tier consolidated banks and thrifts headquartered in the Southeast; excludes merger targets and BAC
25. Source: KBW; SNL Financial Data as of 6/30/12. Includes all top-tier consolidated banks and thrifts headquartered in GA, NC, and SC; excludes merger targets and BAC

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SCBT FINANCIAL CORPORATION®